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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2003

                         Federal Realty Investment Trust
                         -------------------------------
             (Exact name of registrant as specified in its charter)


               Maryland              1-07533           52-0782497
     --------------------------    -----------        -------------
     (State or other jurisdiction  (Commission        (IRS Employer
     of incorporation)             File Number)       Identification No.)


     1626 East Jefferson Street, Rockville, Maryland               20852-4041
     -------------------------------------------------           -------------
     (Address of principal executive offices)                      (Zip Code)


         Registrant's telephone number including area code: 301/998-8100
                                                            ------------

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Item 7. Financial Statements and Exhibits.

     (c)   Exhibits

     99.1  Supplemental portfolio information at March 31, 2003 (including press release dated May 7, 2003)

Item 9. Regulation FD Disclosure (Information provided under Item 12-Results of Operations and Financial Condition).

     The following information is being provided under Item 12-Results of

Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. As a result, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act").

     On May 7, 2003, Federal Realty Investment Trust issued supplemental data pertaining to its operations as well as a press release to report its financial results for the quarter ended March 31, 2003. The supplemental data and press release are furnished as Exhibit 99.1 hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FEDERAL REALTY INVESTMENT TRUST

Date: May 7, 2003                          /s/ Larry E. Finger
                                           -------------------
                                           Larry E. Finger
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

Exh No.      Exhibit                                                  Page No.
-------      -------                                                  --------

 99.1        Supplemental portfolio information at March 31, 2003            4
             (including press release dated May 7, 2003)

                                       -3-